Exhibit 99.2

HORIZON BANCORP, INC.

Extension of Low-Cost Deposit Franchise with Acquisition of 14 Michigan Branches

INVESTOR PRESENTATION | MAY 2021

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Important Information Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in these presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in its most recent annual and quarterly reports on Form 10-K and Form 10-Q and the following: the possibility that the transaction does not close when expected or at all because required regulatory approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of the effects of the COVID-19 pandemic changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Horizon currently and intends to operate; the ability to promptly and effectively integrate the acquired branches into the business of Horizon Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on transaction-related issues. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. ® 2 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E Important Information Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in these presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in its most recent annual and quarterly reports on Form 10-K and Form 10-Q and the following: the possibility that the transaction does not close when expected or at all because required regulatory approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of the effects of the COVID-19 pandemic changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Horizon currently and intends to operate; the ability to promptly and effectively integrate the acquired branches into the business of Horizon Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on transaction-related issues. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. ® 2 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E

HORIZON BANK

Branch Acquisition Summary

14 branches, ~$976M of deposits and ~$278M of loans

Attractive Pricing	1.75% premium on deposits with 14 TCF National Bank branches in Michigan
Low-Cost Core Deposits	0.08% average cost of deposits, expected to further reduce HBNC's total deposit cost, which was an average of 0.21% in the first quarter of 2021 compared to a peer median of 0.27%*
Low-Cost Operations	Low operating cost of 14 branches should reduce HBNC's already low efficiency ratio of 57.03% and annualized OpEx-to-average-assets ratio of 2.20%
Performing Loans	Acquiring mortgage, consumer and small business loans at a 3.5% discount
Highly Accretive	Expected to exceed 17% accretion to 2022 EPS
Modest TBV Dilution	TBV dilution of 5.0% with an earnback of approximately two years
Strong IRR	Exceeds HBNC hurdle rates including approximately 21% internal rate of return
Deploying Capital	Very productive deployment of excess holding-company capital and $60.0 million of cash down-streamed to the bank, with no external capital raise required for this transaction
Complementary Markets	Adds mass and scale in Midland and provides entry to other attractive markets in the northern and central regions of Michigan's lower peninsula
Proven Integrator	Michigan branch transaction will be HBNC's 15th acquisition since '02 and 5th since '17, and the company continues to evaluate additional M&A opportunities
Key Assumptions	Closing by the end of 3Q21, subject to regulatory approval and customary closing conditions and adjustments; conservative attrition assumptions given industry-wide surge in deposits from federal stimulus funding, in addition to normal runoff; and approximately $2M in pre-tax non-recurring transaction-related expenses

* HBNC data as of 1Q21. Peer medians for U.S. commercial banks with $3B-$7B in assets, according to most-recent quarter data available from S&P Global Market Intelligence.

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HORIZON BANK

Logical Market Extension


WISCONSIN
Charlevoix
Otsego
Crawford
Wexford
Roscommon
Missaukee
Arenac
MICHIGAN
Mecosta
Midland
Newaygo
Shiawassee
Milwaukee
Madison
LAKE MICHIGAN
Grand Rapids
Lansing
Current Footprint
Detroit
Ann Arbor
Chicago
Michigan City
South Bend
Fort Wayne
Lafayette
ILLINOIS
OHIO
Indianapoli
Current Footprint
INDIANA
Louisville
KENTUCKY

▲ 14 Branches in 11 Counties

Logical extension of Horizon's low-cost core deposit franchise in Michigan to further enhance already low-cost funding capability to support overall growth

- Arenac County
- Charlevoix County
- Crawford County
- Mecosta County
- Midland County
- Missaukee County
- Newaygo County
- Otsego County
- Roscommon County
- Shiawassee County
- Wexford County

Branches to be Acquired

0.08%	>10 years
Av. Deposit Cost	Av. Deposit Account Tenure

Familiar and respected local competitor with culture of commitment to longstanding community banking relationships with their neighbors

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HORIZON BANK

Acquiring 14 Branches in 11 Counties

*Deal takes Michigan up to 35% of deposits and 45% of loans**

Average Branch Size of $69 Million

Arenac County

- 220 S. Main Street, Standish
- 144 W. Huron Road, Au Gres

Charlevoix County

- 1425 Bridge Street, Charlevoix

Crawford County

- 2500 S I-75 Business Loop, Grayling

Mecosta County

- 125 N. Michigan Ave., Big Rapids

Midland County

- 2910 Jefferson Ave., Midland

Missaukee County

- 101 N. Roland Street, McBain

Newaygo County

- 211 West Main Street., Fremont

Otsego County

- 521 W. Main Street, Gaylord

Roscommon County

- 7409 W. Houghton Lake Drive, Houghton Lake

Shiawassee County

- 310 N. Shiawassee Street, Corunna
- 1345 E. M21, Owosso

Wexford County

- 1408 N. Mitchell Street, Cadillac
- 302 S. Mitchell Street, Cadillac

* Pro forma total company deposits and loans based on Michigan balances at HBNC and branches to be acquired on 3/31/2021.

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Experienced and Successful Integrator th Branch transaction will be the bank’s 15 acquisition since ‘02 Experienced internal operations and integration team Three bank owned and operated call centers to be fully staffed and open extended hours to support integration 2014 - 2021 st • 1 Mtg. • Bargersville All 14 acquired branches will open as Horizon Bank locations at • Summit • Lafayette close • Peoples • Wolverine Deposit customers of acquired branches will continue to be served • Farmers • Salin the by same employees they know and trust, with the full workforce offered Horizon Bank positions • LaPorte • 14 MI branches (pending) • CNB Mentors assigned to each office to assist with post data processing $5.9 6.00 80 questions $5.2 70 Treasury management one on one contact with municipalities to 5.00 $68 assist with conversion $67 $4.2 60 $4.0 2008 - 2013 4.00 50 $53 • American Trust $3.1 2002 - 2007 3.00 40 $2.7 • Heartland • Anchor Mortgage Bancshares $2.1 30 $1.8 $33 $1.8 2.00 • Alliance Financial $1.5 $1.4 $1.4 $1.3 $1.3 $1.2 20 $1.1 $24 $0.9 $21 $20 $20 $0.8 1.00 $0.7 $18 10 $13 $10 $9 $9 $8 $5 $7 $7 $7 $7 - - 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total Assets ($B) Net Income ($M) ® 6 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E Experienced and Successful Integrator th Branch transaction will be the bank’s 15 acquisition since ‘02 Experienced internal operations and integration team Three bank owned and operated call centers to be fully staffed and open extended hours to support integration 2014 - 2021 st • 1 Mtg. • Bargersville All 14 acquired branches will open as Horizon Bank locations at • Summit • Lafayette close • Peoples • Wolverine Deposit customers of acquired branches will continue to be served • Farmers • Salin the by same employees they know and trust, with the full workforce offered Horizon Bank positions • LaPorte • 14 MI branches (pending) • CNB Mentors assigned to each office to assist with post data processing $5.9 6.00 80 questions $5.2 70 Treasury management one on one contact with municipalities to 5.00 $68 assist with conversion $67 $4.2 60 $4.0 2008 - 2013 4.00 50 $53 • American Trust $3.1 2002 - 2007 3.00 40 $2.7 • Heartland • Anchor Mortgage Bancshares $2.1 30 $1.8 $33 $1.8 2.00 • Alliance Financial $1.5 $1.4 $1.4 $1.3 $1.3 $1.2 20 $1.1 $24 $0.9 $21 $20 $20 $0.8 1.00 $0.7 $18 10 $13 $10 $9 $9 $8 $5 $7 $7 $7 $7 - - 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total Assets ($B) Net Income ($M) ® 6 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E

HORIZON BANK

Low-Cost Core Deposit Franchise

Enhanced with New Branches to be Acquired

1Q21 Average Deposit Cost*	HBNC	Acquiring	Pro Forma
Non-interest bearing	0.00%	0.00%	0.00%
Interest bearing (excluding CDs)	0.10%	0.03%	0.09%
Time Deposits (CDs)	1.00%	0.50%	0.92%
Total Deposits	**0.21%**	**0.08%**	**0.18%**



HBNC
CDs 14%
Non-interest bearing 24%
Total Deposits at 3/31/21 $4.7B
Interest bearing ex CDs 62%
Acquiring
CDs 13%
Non-interest bearing 39%
Total Deposits $975.7M
Interest bearing ex CDs 48%
Pro Forma
CDs 13%
Non-interest bearing 27%
Total Deposits at 3/31/21 $5.7B
Interest bearing ex CDs 60%

*Average cost of total deposits includes average balances of non-interest bearing deposits.

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Mortgage, Consumer & Small Biz Loans Completed extensive due diligence on performing portfolio 1Q21 Average Yield HBNC Acquiring Pro Forma Total Loans 4.39% 4.22% 4.38% HBNC Pro Forma Mortgage Mortgage Held For Sale, Held For Sale, Warehouse, Warehouse, 0% 0% 7% 7% Acquiring Consumer, Consumer, 18% 18% Mortgage Total Gross Held For Sale, Warehouse, 0% Loans at 0% Loans at 3/31/21 3/31/21 Resi Resi $4.0B $3.7B Mortgage, Mortgage, 16% 17% Consumer, Commercial, Commercial, 26% 58% 59% Total Loans $278.2M Resi Commercial, Mortgage, 46% 28% ® 8 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E Mortgage, Consumer & Small Biz Loans Completed extensive due diligence on performing portfolio 1Q21 Average Yield HBNC Acquiring Pro Forma Total Loans 4.39% 4.22% 4.38% HBNC Pro Forma Mortgage Mortgage Held For Sale, Held For Sale, Warehouse, Warehouse, 0% 0% 7% 7% Acquiring Consumer, Consumer, 18% 18% Mortgage Total Gross Held For Sale, Warehouse, 0% Loans at 0% Loans at 3/31/21 3/31/21 Resi Resi $4.0B $3.7B Mortgage, Mortgage, 16% 17% Consumer, Commercial, Commercial, 26% 58% 59% Total Loans $278.2M Resi Commercial, Mortgage, 46% 28% ® 8 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E

Fit with Low-Cost Operating Model

- Low operating cost of acquired branches reduces efficiency ratio of 57.0% to 54.6%, or 55.4%* adjusted

Efficiency Ratio


60.0%
59.0%
58.0%
57.0%
56.0%
55.0%
54.0%
53.0%
52.0%

	1Q20	2Q20	3Q20	4Q20	1Q21	1Q21 Pro Forma*
Efficiency Ratio	58.8%	56.2%	55.6%	57.5%	57.0%	54.6%
Adj. Efficiency Ratio*	59.4%	56.5%	56.6%	56.5%	58.0%	55.4%

* Pro forma includes HBNC's 1Q21 results plus the first quarter estimated pro forma impact of the branch acquisition. The adjusted efficiency ratio is a non-GAAP financial metric used to provide a greater understanding of a bank's level of non-interest expense as a percentage of total revenue and is reconciled to comparable GAAP measures in the appendix of this presentation.

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Bank and Holding Company Capital Impact of Deal

- $60.0 million in Holding Company cash down-streamed to the Bank
- Projected earnings would increase Holding Company TCE/TA ratio to 8%* by the middle of 2022

Holding Company Capital Ratios



TCE / TA (%)*
8.8%
7.3%
1Q21
Pro-Forma 2Q21
Leverage Ratio (%)
10.8 %
8.9%
1Q21
Pro-Forma 2Q21
Tier 1 Ratio (%)
15.8 %
13.8 %
1Q21
Pro-Forma 2Q21
Total Capital Ratio (%)
16.9 %
14.9 %
1Q21
Pro-Forma 2Q21

Bank Capital Ratios



TCE / TA (%)*
8.6%
8.0%
1Q21
Pro-Forma 2Q21
Leverage Ratio (%)
8.8%
8.0%
1Q21
Pro-Forma 2Q21
Tier 1 Ratio (%)
12.7 %
12.5 %
1Q21
Pro-Forma 2Q21
Total Capital Ratio (%)
13.9 %
13.5 %
1Q21
Pro-Forma 2Q21

* The tangible common equity (TCE) ratio is a non-GAAP metric utilized to provide a greater understanding of the capital adequacy of financial services companies and is reconciled to comparable GAAP measures in the appendix of this presentation.

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Accretion Upside of Liquidity Deployment • Expected to be 17.1% accretive to EPS in 2022, the first full year after closing, with conservative assumptions including ~5.0% loan growth and ~18% deposit runoff/ attrition from close until year end 2022 • Excess liquidity deployed into securities with an average yield of 1.50% • Additional EPS upside potential as securities are redeployed into loans (illustrated below) 38.0% 32.1% 33.0% 28.0% 23.0% 17.1% 18.0% 13.0% Anticipated Future Loan Yield on Securities Production 8.0% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Yield on Securities Note: Chart is for illustrative purposes only. Actual accretion will be dependent upon timing of liquidity deployment, loan mix and yields. ® 11 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E 2022 EPS AccretionAccretion Upside of Liquidity Deployment • Expected to be 17.1% accretive to EPS in 2022, the first full year after closing, with conservative assumptions including ~5.0% loan growth and ~18% deposit runoff/ attrition from close until year end 2022 • Excess liquidity deployed into securities with an average yield of 1.50% • Additional EPS upside potential as securities are redeployed into loans (illustrated below) 38.0% 32.1% 33.0% 28.0% 23.0% 17.1% 18.0% 13.0% Anticipated Future Loan Yield on Securities Production 8.0% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Yield on Securities Note: Chart is for illustrative purposes only. Actual accretion will be dependent upon timing of liquidity deployment, loan mix and yields. ® 11 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E 2022 EPS Accretion

Appendix ® 12 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E Appendix ® 12 E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E

HORIZON BANK

Footnote Index

Slides 14-16

Use of Non-GAAP Financial Measures

- Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

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HORIZON BANK

Footnote Index

	Three Months Ended	
	March 31, 2021	December 31, 2020
Total deposit interest expense as reported	$ 2,343	$ 2,718
Average interest bearing deposits	3,524,103	3,450,824
Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits")	0.27%	0.31%
Average interest bearing deposits	3,524,103	3,450,824
Average non-interest bearing deposits	1,063,268	1,037,232
Average total deposits	$ 4,587,371	$ 4,488,056
Annualzied deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits")	0.21%	0.24%

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HORIZON BANK

Footnote Index

Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio
(Dollars in Thousands, Unaudited)

	Three Months Ended					
	March 31, 2021 (Pro Forma)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Non-GAAP Calculation of Efficiency Ratio						
Non-interest expense as reported	$ 34,174	$ 32,172	$ 36,453	$ 33,407	$ 30,432	$ 31,149
Net interest income as reported	47,916	42,538	43,622	43,397	42,996	40,925
Non-interest income as reported	14,684	13,873	19,733	16,700	11,125	12,063
Non-interest expense/ (Net interest income + Non-interest income) ("Efficiency Ratio")	54.59%	57.03%	57.54%	55.59%	56.23%	58.79%
Non-GAAP Reconciliation of Adjusted Efficiency Ratio						
Non-interest expense as reported	$ 34,174	$ 32,172	$ 36,453	$ 33,407	$ 30,432	$ 31,149
Merger expenses	-	-	-	-	-	-
Non-interest expense excluding merger expenses	34,174	32,172	36,453	33,407	30,432	31,149
Net interest income as reported	47,916	42,538	43,622	43,397	42,996	40,925
Prepayment penalties on borrowings	-	-	3,804	-	-	-
Net interest income excluding prepayment penalties on borrowings	47,916	42,538	47,426	43,397	42,996	40,925
Non-interest income as reported	14,684	13,873	19,733	16,700	11,125	12,063
(Gain)/loss on sale of investment securities	(914)	(914)	(2,622)	(1,088)	(248)	(339)
Death benefit on bank owned life insurance ("BOLI")	-	-	-	(31)	-	(233)
Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI	$ 13,770	$ 12,959	$ 17,111	$ 15,581	$ 10,877	$ 11,491
Adjusted efficiency ratio	55.40%	57.97%	56.48%	56.64%	56.49%	59.43%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Tangible Common Equity to Tangible Assets Ratio
(Dollars in Thousands, Unaudited)

	Holding Company		Bank	
	June 30, 2021 (Pro Forma)	March 31, 2021	June 30, 2021 (Pro Forma)	March 31, 2021
Tangible Common Equity				
Total stockholders' equity	$ 697,946	$ 689,379	$ 746,784	$ 678,217
Less: Intangible assets	196,125	173,296	196,125	173,296
Total tangible common equity	501,821	516,083	550,659	504,921
Tangible Assets				
Total assets	$ 7,066,904	$ 6,055,528	$ 7,046,951	$ 6,035,575
Less: Intangible assets	196,125	173,296	196,125	173,296
Total tangible assets	6,870,779	5,882,232	6,850,826	5,862,279
Tangible Common Equity to Tangible Assets Ratio				
Tangible common equity / tangible assets	7.3%	8.8%	8.0%	8.6%

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